Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets(1)
	September 30, 2011	December 31, 2010
	(Dollars in thousands)
Non-accrual loans	$50,586	$66,652
Loans 90 days or more past due and still accruing interest	313	928
Total non-performing loans	50,899	67,580
Other real estate and repossessed assets	34,029	39,413
Total non-performing assets	$84,928	$106,993
As a percent of Portfolio Loans
Non-performing loans	3.13%	3.73%
Allowance for loan losses	3.61	3.75
Non-performing assets to total assets	3.66	4.22
Allowance for loan losses as a percent of non-performing loans	115.56	100.50

(1)	Excludes loans classified as “troubled debt restructured” that are not past due and vehicle service contract counterparty receivables, net.

Troubled debt restructurings (“TDR”)
	September 30, 2011
	Commercial	Retail		Total
	(In thousands)
Performing TDR’s	$22,273	$90,378		$112,651
Non-performing TDR’s (1)	4,552	13,753	(2)	18,305
Total	$26,825	$104,131		$130,956

	December 31, 2010
	Commercial	Retail		Total
	(In thousands)
Performing TDR’s	$16,957	$96,855		$113,812
Non-performing TDR’s (1)	7,814	16,616	(2)	24,430
Total	$24,771	$113,471		$138,242

(1)	Included in non-performing loans table above.
(2)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for loan losses
	Nine months ended September 30,
	2011		2010
	Loans	Unfunded Commitments	Loans	Unfunded Commitments
	(Dollars in thousands)
Balance at beginning of period	$67,915	$1,322	$81,717	$1,858
Additions (deduction)
Provision for loan losses	21,029	-	39,237	-
Recoveries credited to allowance	3,080	-	2,656	-
Loans charged against the allowance	(33,204)	-	(51,866)	-
Additions (deductions) included in non-interest expense	-	12	-	(471)
Balance at end of period	$58,820	$1,334	$71,744	$1,387

Net loans charged against the allowance to average Portfolio Loans (annualized)	2.35%		3.13%

Alternative Sources of Funds
	September 30, 2011			December 31, 2010
	Amount	Average Maturity	Rate	Amount	Average Maturity	Rate
	(Dollars in thousands)
Brokered CDs	$34,148	1.0 years	1.82%	$273,546	2.4 years	2.89%
Fixed rate FHLB advances	32,719	3.3 years	4.13	21,022	5.9 years	6.34
Variable rate FHLB advances(1)	3,000	2.6 years	0.35	50,000	0.8 years	0.41
Total	$69,867	2.1 years	2.84%	$344,568	2.4 years	2.74%

(1)	Certain of these items have had their average maturity and rate altered through the use of derivative instruments, including pay-fixed interest rate swaps.

Capitalization
	September 30, 2011	December 31, 2010
	(In thousands)
Subordinated debentures	$50,175	$50,175
Amount not qualifying as regulatory capital	(1,507)	(1,507)
Amount qualifying as regulatory capital	48,668	48,668
Shareholders’ Equity
Preferred stock	78,802	75,700
Common stock	248,505	246,407
Accumulated deficit	(204,491)	(189,902)
Accumulated other comprehensive loss	(12,014)	(13,120)
Total shareholders’ equity	110,802	119,085
Total capitalization	$159,470	$167,753

Non-Interest Income
	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2011	2011	2010	2011	2010
		(In thousands)

Service charges on deposit accounts	$4,623	$4,784	$5,516	$13,689	$16,624
Interchange income	2,356	2,308	2,075	6,832	6,097
Net gains (losses) on assets
Mortgage loans	2,025	1,793	3,829	5,753	8,044
Securities	(57)	115	(3)	271	1,625
Other than temporary loss on securities available for sale
Total impairment loss	(4)	327	(316)	(146)	(434)
Loss recognized in other comprehensive income	-	(327)	-	-	-
Net impairment loss recognized in earnings	(4)	-	(316)	(146)	(434)
Mortgage loan servicing	(2,655)	(126)	(1,377)	(1,885)	(2,988)
Investment and insurance commissions	534	524	506	1,613	1,304
Bank owned life insurance	496	464	502	1,385	1,453
Title insurance fees	299	318	533	1,090	1,393
Decrease in fair value of U.S. Treasury warrant	29	642	-	1,025	-
Gain on extinguishment of debt	-	-	(20)	-	18,066
Other	1,609	1,634	1,233	4,795	3,420
Total non-interest income	$9,255	$12,456	$12,478	$34,422	$54,604

Capitalized Mortgage Loan Servicing Rights
	Three months ended September 30,		Nine months ended September 30,
	2011	2010	2011	2010
	(In thousands)
Balance at beginning of period	$14,741	$13,022	$14,661	$15,273
Originated servicing rights capitalized	573	1,084	2,068	2,539
Amortization	(688)	(1,104)	(2,011)	(2,495)
Change in valuation allowance	(3,077)	(1,335)	(3,169)	(3,650)
Balance at end of period	$11,549	$11,667	$11,549	$11,667

Valuation allowance at end of period	$6,379	$5,952	$6,379	$5,952

Mortgage Loan Activity
	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2011	2011	2010	2011	2010
	(Dollars in thousands)
Mortgage loans originated	$89,526	$74,612	$153,920	$259,711	$337,827
Mortgage loans sold	80,993	63,369	124,383	265,850	299,674
Mortgage loans sold with servicing rights released	25,179	18,428	20,411	60,179	53,022
Net gains on the sale of mortgage loans	2,025	1,793	3,829	5,753	8,044
Net gains as a percent of mortgage
loans sold (“Loan Sales Margin”)	2.50%	2.83%	3.08%	2.16%	2.68%
Fair value adjustments included in the Loan
Sales Margin	0.15	0.63	0.83	(0.14)	0.45

Non-Interest Expense
	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2011	2011	2010	2011	2010
	(In thousands)
Compensation	$10,158	$10,020	$10,336	$29,990	$30,754
Performance-based compensation	281	334	357	772	1,656
Payroll taxes and employee benefits	2,215	2,675	2,113	7,270	7,039
Compensation and employee benefits	12,654	13,029	12,806	38,032	39,449
Loan and collection	2,658	3,580	3,805	10,105	11,376
Occupancy, net	2,651	2,663	2,721	8,415	8,225
Data processing	2,502	2,415	2,248	7,227	7,187
Vehicle service contract counterparty contingencies	1,345	1,311	5,968	5,002	14,247
Furniture, fixtures and equipment	1,308	1,502	1,591	4,228	4,958
Net losses on other real estate and repossessed assets	1,931	777	1,296	4,114	4,879
Credit card and bank service fees	869	1,013	1,378	2,929	4,553
FDIC deposit insurance	885	652	1,651	2,772	5,216
Communications	863	889	1,054	2,700	3,142
Legal and professional fees	751	801	831	2,330	2,861
Advertising	740	670	692	1,964	2,145
Supplies	376	392	429	1,170	1,237
Amortization of intangible assets	343	343	320	1,029	965
Costs (recoveries) related to unfunded lending commitments	(172)	89	(807)	12	(471)
Other	1,758	1,779	1,525	5,206	4,634
Total non-interest expense	$31,462	$31,905	$37,508	$97,235	$114,603

Average Balances and Rates
	Three Months Ended September 30,
	2011			2010
	Average Balance	Interest	Rate(3)	Average Balance	Interest	Rate(3)
Assets (1)	(Dollars in thousands)
Taxable loans	$1,668,940	$27,140	6.47%	$2,012,966	$34,269	6.77%
Tax-exempt loans (2)	7,728	82	4.21	9,398	101	4.26
Taxable securities	49,911	297	2.36	76,935	509	2.62
Tax-exempt securities (2)	29,259	301	4.08	35,441	383	4.29
Cash – interest bearing	282,170	179	0.25	358,183	260	0.29
Other investments	21,005	188	3.55	26,443	165	2.48
Interest Earning Assets	2,059,013	28,187	5.44	2,519,366	35,687	5.63
Cash and due from banks	56,233			53,518
Other assets, net	192,282			173,850
Total Assets	$2,307,528			$2,746,734

Liabilities
Savings and NOW	$1,008,525	608	0.24	$1,092,202	648	0.24
Time deposits	577,723	2,622	1.80	938,930	6,089	2.57
Other borrowings	86,696	1,183	5.41	183,589	1,965	4.25
Interest Bearing Liabilities	1,672,944	4,413	1.05	2,214,721	8,702	1.56
Demand deposits	477,093			361,517
Other liabilities	42,614			48,905
Shareholders’ equity	114,877			121,591
Total liabilities and shareholders’ equity	$2,307,528			$2,746,734

Net Interest Income		$23,774			$26,985

Net Interest Income as a Percent of Earning Assets			4.59%			4.26%

(1)
All domestic, except for $0.01 million and $0.2 million for the three months ended September 30, 2011 and 2010, respectively, of average payment plan receivables included in taxable loans for customers domiciled in Canada.

(2)	Interest on tax-exempt loans and securities is not presented on a fully tax equivalent basis due to the current net operating loss carryforward position and the deferred tax asset valuation allowance.
(3)	Annualized.

Average Balances and Rates
	Nine Months Ended September 30,
	2011			2010
	Average Balance	Interest	Rate(3)	Average Balance	Interest	Rate(3)
Assets (1)	(Dollars in thousands)
Taxable loans	$1,728,076	$84,554	6.54%	$2,126,705	$109,760	6.90%
Tax-exempt loans (2)	8,064	254	4.21	9,795	312	4.26
Taxable securities	51,010	1,108	2.90	86,830	2,571	3.96
Tax-exempt securities (2)	30,087	931	4.14	49,516	1,594	4.30
Cash – interest bearing	319,288	605	0.25	319,548	609	0.25
Other investments	22,486	580	3.45	27,094	577	2.85
Interest Earning Assets	2,159,011	88,032	5.45	2,619,488	115,423	5.89
Cash and due from banks	52,475			53,742
Other assets, net	191,215			160,960
Total Assets	$2,402,701			$2,834,190

Liabilities
Savings and NOW	$1,005,436	1,805	0.24	$1,088,437	2,181	0.27
Time deposits	687,043	10,881	2.12	1,028,119	20,283	2.64
Other borrowings	95,337	3,738	5.24	212,901	7,372	4.63
Interest Bearing Liabilities	1,787,816	16,424	1.23	2,329,457	29,836	1.71
Demand deposits	456,514			343,340
Other liabilities	43,977			55,486
Shareholders’ equity	114,394			105,907
Total liabilities and shareholders’ equity	$2,402,701			$2,834,190

Net Interest Income		$71,608			$85,587

Net Interest Income as a Percent of Earning Assets			4.43%			4.37%

(1)
All domestic, except for $0.02 million and $0.5 million for the nine months ended September 30, 2011 and 2010, respectively, of average payment plan receivables included in taxable loans for customers domiciled in Canada.

(2)	Interest on tax-exempt loans and securities is not presented on a fully tax equivalent basis due to the current net operating loss carryforward position and the deferred tax asset valuation allowance.
(3)	Annualized.

Commercial Loan Portfolio Analysis as of September 30, 2011

	Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non- performing	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$18,872	$3,992	$2,441	$6,433	34.1%
Land Development	19,854	9,855	1,707	11,562	58.2
Construction	18,422	4,058	396	4,454	24.2
Income Producing	278,912	57,929	10,175	68,104	24.4
Owner Occupied	174,978	27,574	4,891	32,465	18.6
Total Commercial Real Estate Loans (1)	$511,038	$103,408	19,610	$123,018	24.1

Other Commercial Loans(1)	$143,284	$18,585	2,717	$21,302	14.9
Total non-performing commercial loans			$22,327

(1)	The total of these two categories is different than the September 30, 2011, Consolidated Statement of Financial Condition due primarily to loans in process.